UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 27, 2014

AuraSource, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-28585	68-0427395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 South Price Road, Suite 219 Chandler, AZ	85286
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (480) 292-7179

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 27, 2014, the Registrant received notice from Mr. Larry Kohler regarding his decision to resign from his position as Director and Secretary of the Registrant to pursue retirement. Mr. Kohler’s decision to resign was not due to any disagreements with the Registrant on any matter relating to the Registrant’s operations, policies or practices. The Board is currently seek a new independent board member and intends to appoint a new director to fill the vacancy created by Mr. Kohler’s resignation.

Effective June 27, 2014, the Registrant appointed Mr. Eric Stoppenhagen, the Registrant’s CFO, as the Secretary of the Registrant to fill the vacancy created by Mr. Kohler’s resignation.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AuraSource, Inc.

June 30, 2014

/s/ Eric Stoppenhagen

Name: Eric Stoppenhagen

Title: Chief Financial Officer